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                                                                    EXHIBIT 23.4

The Board of Directors

Cereus Technology Partners, Inc.:


     We consent to the inclusion of our report included herein and to the reference of our firm under the heading "Experts" in the Form S-4.

/s/ Moore Stephens Frost PLC

Little Rock, Arkansas

August 29, 2000